Reserve for Doubtful Receivables (Detail) - USD ($) $ in Thousands	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Receivables [Abstract]
Opening Balance	$ 23,660	$ 15,519	$ 11,530	$ 15,192
Additions due to acquisitions		235
Additions charged/reversal released to cost and expense	(103)	9,819	7,282	2,449
Deductions/effect of exchange rate fluctuations	1	(1,913)	(3,293)	(6,111)
Closing balance	$ 23,558	$ 23,660	$ 15,519	$ 11,530